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                                                                   EXHIBIT 10.10

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Irell & Manella LLP
1800 Avenue of the Stars
Suite 900
Los Angeles, California 90067
Attn:  J. Christopher Kennedy, Esq.
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                            FOURTH AMENDMENT OF LEASE

               THIS FOURTH AMENDMENT OF LEASE ("Amendment") is entered into as of December 15, 2000, by and between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California, hereinafter referred to as "Lessor", and COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation, hereinafter referred to as "Lessee".

                                    RECITALS:

               A. Lessor and Varian Associates, a California corporation (predecessor-in-interest to Lessee as lessee under the Lease, as defined below) entered into a Lease dated October 1, 1951, and recorded on October 11, 1951 in Book 2297, Page 448 of the Official Records of Santa Clara County, California (the "Official Records") as amended by (i) a Lease dated October 1, 1952, and recorded on October 14, 1952 in Book 2504, Page 94 of the Official Records, (ii) a Supplemental Indenture and Agreement dated July 24, 1953, and recorded on October 1, 1953 in Book 2732, Page 231 of the Official Records, (iii) a Third Amendment of Lease dated October 7, 1975, and recorded on October 9, 1975 in Book B656, Page 236 of the Official Records, and Lessor and Lessee entered into
(iv) an Agreement Adding Land to Lease dated March 30, 1999, and recorded on March 30, 1999 under Series No. 14729320, and (v) this Amendment, all pertaining to the leasing of certain premises (the "Premises") located in the City of Palo Alto, County of Santa Clara, State of California (as amended, hereinafter collectively referred to as the "Lease").

               B. Lessee desires to encumber Lessee's leasehold estate (as defined in Paragraph 25(a) of the Lease) in the Premises, and pursuant to Paragraph 25 of the Lease, Lessor and Lessee desire by this Amendment to amend the Lease as hereinafter provided in order to meet the reasonable requirements of Lessee's Lender (as defined in Paragraph 25(a) of the Lease).

               NOW, THEREFORE, Lessor and Lessee agree as follows:

               1. Notwithstanding anything to the contrary contained in Paragraph 6 or any other provisions of the Lease, Lessor agrees that Lessee may absolutely and




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unconditionally assign to a Lender all insurance and/or condemnation proceeds to which Lessee may be entitled (and the Lender shall have the right to participate with Lessee in any settlement or adjustment of losses for which insurance and/or condemnation proceeds are available) and proceeds may be delivered to and held by the Lender to be applied to the Lender's expenses in settling, prosecuting or defending any insurance and/or condemnation claim, and then to the restoration of the Premises upon satisfaction of reasonable Lender conditions, which conditions may include, without limitation, the following: (i) that an event which is, or with notice or the passage of time or both would constitute, an event of default under the Lender's loan documents shall not have occurred (or if the same has occurred, Lessee has either caused same to be theretofore cured or, within the time provided under the loan documents for cure, causes same to be fully cured), (ii) the Lender's security is not materially impaired by reason of application of proceeds to restoration, (iii) all income from the Premises (from leases or otherwise) required to pay all debt service and operating expenses of the Premises during such restoration and thereafter will be equal to or greater than the income which was required to pay such debt service and operating expenses prior to the casualty, (iv) Lessee evidences to the satisfaction of the Lender that the insurance required to be maintained under the Lender's loan documents will be available to Lessee during restoration and thereafter, (v) the Lender shall have approved the plans and specifications for such restoration, (vi) the Lender shall have received, at Lessee's expense, any and all endorsements or modifications to its policy of title insurance requested by the Lender, and (vii) in the event that in the Lender's sole but good faith judgment the insurance and/or condemnation proceeds are not sufficient to restore the Premises to substantially the same condition as preceded the casualty, Lessee deposits with the Lender, within ten (10) business days of demand by the Lender, the additional amounts necessary to accomplish restoration; provided, however, that the Lender's loan documents shall further provide that if any of the foregoing conditions shall not be satisfied, the Lender shall provide Lessor with written notice thereof and Lessor shall have not less than thirty (30) days to cause any such failed condition(s) to be satisfied.

               2. Notwithstanding Paragraph 1 above, In the event of a taking of all or any portion of the Premises by eminent domain, any Lender shall have the right to participate in any legal proceedings therefor (and negotiations relating thereto) and in any award, to the extent of its interest.

               3. In accordance with the terms of Paragraph 25 of the Lease, in the event that any Lender, its successors or assigns, or any purchaser at a foreclosure sale, shall acquire title to Lessee's interest in the Lease by foreclosure (judicial or nonjudicial), deed in lieu of foreclosure or otherwise, any such acquisition shall not require the consent of Lessor, and such Lender, its successors or assigns, or any purchaser at a foreclosure sale, shall have the right to assign its interest under the Lease without the approval of Lessor, and (without limiting any other provisions of the Lease as amended by this Amendment) upon any such assignment, such assignor shall not be liable as a guarantor of the performance of its assignee under the Lease.




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               4. If requested to do so by any Lender, Lessor agrees to execute a non-disturbance and attornment agreement with any Lender and/or any sublessee in form and substance approved by Lessor and any Lender, which approval shall not be unreasonably withheld, conditioned or delayed.

               5. In no event shall a Lender become liable to perform the obligations of the Lessee under the Lease unless and until Lender acquires Lessee's leasehold estate by foreclosure, deed in lieu of foreclosure or other appropriate proceedings, and in the event of any such acquisition, the Lender shall be liable only to the extent of its interest in the leasehold estate.

                  (a) With respect to any Lender, the indemnifications of Lessee contained in the Lease shall apply only to acts or omissions by the Lender committed while such Lender is the Lessee under the Lease.

               6. (a) Notwithstanding any default by Lessee in the performance or observance of any agreement, covenant or condition of the Lease on the part of Lessee to be performed or observed, Lessor shall have no right to terminate the Lease or interfere with the occupancy, use and enjoyment of the Premises unless (i) a default shall have occurred and be continuing, (ii) Lessor shall have given any Lender written notice of such default, and (iii) the Lender shall have failed to remedy such default, acquire Lessee's leasehold estate, or commence foreclosure or other appropriate proceedings, all as set forth in, and within the time specified by, this Paragraph 6. Lessor agrees that, if Lender exercises any of its rights under its loan documents or the Lease such that Lender shall acquire title to Lessee's interest in the Lease, the Lease shall continue in full force and effect as a direct lease between Lessor and Lender and Lessor shall not disturb Lender's right of quiet possession of the Premises, subject to all of the terms, covenants and conditions of the Lease.

                  (b) Any Lender shall have the right, but not the obligation, at any time prior to termination of the Lease and without payment of any penalty, to pay all of the rents due under the Lease, to effect any insurance, to pay any taxes and assessments, to make any repairs and improvements, to do any other act or thing required of Lessee under the Lease, and to do any act or thing which may be necessary and proper to be done in the performance and observance of the agreements, covenants and conditions of the Lease to prevent termination of the Lease. All payments so made and all things so done and performed by a Lender shall be as effective to prevent a termination of the Lease as the same would have been if made, done and performed by Lessee instead of by a Lender.

                  (c) Should any default under the Lease occur, Lessor shall give written notice specifying the nature of such default to the Lender and afford to the Lender the opportunity after receipt of the notice to: (i) cure the default within thirty (30) days after the later to occur of (A) the receipt of such notice, or (B) the expiration of Lessee's cure




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period, if the default can be cured by the payment of money, (ii) cure the default within sixty (60) days after the later to occur of (A) the receipt of such notice, or (B) the expiration of Lessee's cure period, if the default must be cured by action other than the payment of money and can be cured within that time, or (iii) cure the default within such reasonable time as may be required if action other than the payment of money is required to cure the default and which action cannot be fully performed within the period specified in subparagraph 6(c)(ii) above, provided that action to cure the default is commenced within that time period and is thereafter diligently and in good faith continued by the Lender to completion. If a non-monetary default is such that possession of the Premises may be reasonably necessary to remedy the default, the Lender shall have a reasonable additional time after the expiration of the period specified in subparagraph 6(c)(ii) above within which to remedy such default, provided that (x) the Lender commences foreclosure or other appropriate proceedings to acquire the leasehold estate within the period specified in subparagraph 6(c)(ii) above, (y) such proceedings are, after having been commenced, diligently pursued in the manner required by law to completion, and
(z) the Lender pays all rent and other charges that shall accrue until such proceedings are complete. Nothing contained in this Lease shall prevent the Lender from naming Lessee in any foreclosure or other action or proceeding initiated in order for the Lender to avail itself of and complete any such foreclosure or other remedy.

                  (d) Any default under the Lease which is not susceptible to remedy by anyone other than Lessee ("Personal Default") shall be deemed to be waived if (i) the Lender shall comply with the provisions of subparagraphs 6(c)(x), (y) and (z) above, and (ii) after gaining possession of the Premises, the Lender shall perform all obligations of Lessee under the Lease (other than curing the Personal Default) as and when the same are due.

                  (e) If a Lender is prohibited by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving Lessee from commencing or prosecuting foreclosure or other appropriate proceedings or from making payments of rent or other sums to Lessor, the times specified in subparagraphs 6(c) and
(d) above for commencing or prosecuting such foreclosure or other proceedings or making such payments of rent or other sums to Lessor shall be extended for the period of such prohibition.

               7. If the Lease shall terminate for any reason or be rejected or disaffirmed pursuant to bankruptcy law or other law affecting creditors' rights, to the extent permitted by applicable law, any Lender or a person designated by such Lender, shall have the right, exercisable by notice to Lessor, within sixty
(60) days after the effective date of such termination, to enter into a new lease ("New Lease") of the Premises with Lessor. The term of said New Lease shall begin on the date of the execution of such New Lease and shall continue for the remainder of the term. Such New Lease shall otherwise contain the same terms and conditions as those set forth in the Lease as amended by this Amendment, except for requirements which are no longer applicable or have already been performed, provided that such Lender shall have remedied all defaults on the part of Lessee under the Lease which are susceptible of being remedied by the payment of money. It is the intention of Lessor and Lessee that such New Lease shall have the same priority relative to other rights or interests to or in the Premises as the Lease, and Lessor covenants to discharge or cause to be subordinated




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to such New Lease any lien or encumbrance which was subject to the Lease at the time of such termination. The provisions of this Paragraph shall survive the termination of the Lease and shall continue in full force and effect thereafter to the same extent as if this Paragraph was a separate and independent contract among Lessor, Lessee and any Lender. From the date on which the Lender shall serve upon Lessor the aforesaid notice of the exercise of its right to a New Lease, such Lender may use and enjoy the Premises without hindrance by Lessor.

               8. Lessor and Lessee acknowledge that any Lender may rely on the terms, covenants, conditions and representations contained in this Lease when making a loan or otherwise extending credit to Lessee and such Lender shall be deemed to be a third party beneficiary with respect to the Third Amendment of Lease and this Amendment. Lessor and Lessee agree that the Lease shall not be modified, amended, supplemented, voluntarily surrendered, terminated by Lessee or mutually terminated without the prior written consent of any Lender.

               9. Lessor and Lessee agree to deliver copies of any notices under the Lease to any Lender concurrently with the delivery of any such notice to the other party under the Lease. Lessee shall at all times keep Lessor informed in writing of the name and mailing address of any Lender and any changes in the Lender's address for notices.

               10. If both Lessor's and Lessee's estate in the Premises or the improvements or both become vested in the same owner, the Lease shall nevertheless not be destroyed by application of the doctrine of merger except at the express election of the owner and consent of the Lender.

               11. Upon request of a Lender, Lessor shall execute, acknowledge and deliver to the Lender its certificate certifying (i) that the Lease is in full force and effect and has not been modified (or, if there have been modifications, that the Lease is in full force and effect, as modified, and stating the modifications), (ii) the dates, if any, to which the minimum rent and other monetary obligations have been paid, (iii) whether to Lessor's knowledge there are then existing any defaults by Lessee in the performance or observance by Lessee of any agreement, covenant or condition of the Lease on the part of Lessee to be performed or observed (and, if so, specifying the same), and (iv) such other matters reasonably requested by a Lender. Any such certificate may be relied upon by the Lender.

               12. In the event any Lender desires to elect to exercise its rights to acquire Lessee's leasehold interest in the Premises, or to transfer the leasehold interest in the Premises by foreclosure sale or deed in lieu of foreclosure or other means, the Lender shall provide Lessor not less than thirty
(30) days prior notice of its intention to exercise such rights. Lessor shall have the right, exercisable within thirty (30) days after receipt of such written notice to elect to acquire the entire interest in the Lender's loan and Lender's leasehold mortgage for a price equal to the sum of the outstanding unpaid balance of the Lender's loan secured by the leasehold mortgage, together with any applicable prepayment fees and any other amounts due and unpaid under the leasehold mortgage (collectively, the "Purchase Price"). In the event




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Lessor makes such election, the closing of the acquisition (the "Closing") shall occur within thirty (30) days after the date of such election through escrow at a title company selected by Lessor and reasonably acceptable to Lender (the "Title Company"). At the Closing Lessor shall deliver to Lender through escrow the Purchase Price and Lender shall assign to Lessor all of its right, title and interest in Lender's loan and the leasehold mortgage pursuant to documentation satisfactory to Lender, Lessor and the Title Company. If Lessor fails to deliver into escrow the required funds within said thirty (30) day period with instructions to deliver said funds to Lender conditioned only upon receipt of the documentation necessary to enable the Title Company to insure Lessor as the sole beneficiary of the leasehold mortgage, Lender shall be entitled to pursue its rights to acquire or transfer the leasehold estate pursuant to the Lease. If Lessor delivers said funds as required herein, Lender's rights under the Lease shall terminate and be of no further force or effect.

               13. If any term, covenant, condition or provision of the Lease or this Amendment is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the Lease or this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated as a result thereof.

               14. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

               15. Except as herein modified, the Lease shall remain unchanged and in full force and effect.




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               16. The provisions of this Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

               IN WITNESS WHEREOF, Lessor and Lessee have executed this Fourth Amendment of Lease the day and year first above written.



                                           "LESSOR"

                                           THE BOARD OF TRUSTEES OF
                                           THE LELAND STANFORD JUNIOR
                                           UNIVERSITY


                                           By:
                                               ---------------------------------
                                               Name:
                                               Its:

                                           "LESSEE"

                                           COMMUNICATIONS & POWER
                                           INDUSTRIES, INC., a Delaware
                                           corporation


                                           By:
                                               ---------------------------------
                                               Name:
                                               Its:




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STATE OF CALIFORNIA
COUNTY OF _______________________ss.

On this ___ day of December, 2000, before me, __________________________________
a Notary Public in and for the State of California, personally appeared ____________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal

Signature
         ---------------------------
My commission expires
                     ---------------



STATE OF CALIFORNIA
COUNTY OF _______________________ss.

On this ___ day of December, 2000, before me, __________________________________
a Notary Public in and for the State of California, personally appeared ____________________ personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal

Signature
         ---------------------------
My commission expires
                     ---------------




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